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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
Century Electronics Manufacturing, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP
Boston, Massachusetts
August 31, 1999